UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  April 10, 2007
Date of earliest event reported:  April 10, 2007

The Pep Boys Savings Plan

The Pep Boys Savings Plan — Puerto Rico

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-3381	23-0962915
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3111 W. Allegheny Ave.
Philadelphia, PA		19132
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone, including area code:  215-430-9000

(not applicable)

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant

On April 10, 2007, the Administrative Committee for The Pep Boys Savings Plan and The Pep Boys Savings Plan — Puerto Rico (the “Savings Plans”) dismissed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm  for the Savings Plans’ financial statements. In addition, the Administrative Committee appointed Parente Randolph, LLC (“Parente Randolph”) to audit the financial statements of the Savings Plans for the year ended December 31, 2006.  The Audit Committee of the Board of Directors of The Pep Boys — Manny, Moe & Jack approved the dismissal of Deloitte & Touche and the appointment of Parente Randolph.

Deloitte & Touche audited the financial statements of the Savings Plans as of and for the years ended December 31, 2005 and 2004. The reports of independent registered public accounting firm issued by Deloitte & Touche on the financial statements of the Savings Plans for the plan years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Further, during the Savings Plans’ two most recent plan years ended December 31, 2005, and during the subsequent interim period through April 10, 2007, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in respect of the Savings Plans, which, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of disagreement in connection with its reports on the Savings Plans’ financial statements.

In addition, none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Savings Plans during the two most recent plan years ended December 31, 2005, or during the subsequent interim period through April 10, 2007.

The Savings Plans provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte & Touche’s letter, dated April 10, 2007, stating its agreement with such statements.

During the Savings Plans’ two most recent plan years ended December 31, 2005 and during the interim period through April 10, 2007, neither the Administrative Committee, who administers the Savings Plans, nor anyone else on the Savings Plans’ behalf, consulted with Parente Randolph with respect to the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Savings Plans or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K as they may relate to the Savings Plans.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.  The following exhibits are filed with this Report.

Exhibit 16.1	Letter from Deloitte & Touche LLP regarding change in Savings Plans’ independent auditor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the  Benefit Plans has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys Savings Plan
The Pep Boys Savings Plan — Puerto Rico

By: /s/ Bernard K. McElroy
Date: April 10, 2007	Administrative Committee Chairman